                                                                    Exhibit 99.1

LANVISION SYSTEMS, INC.
News Release of LanVision Systems, Inc. Dated May 24, 2004


NEWS RELEASE
Visit our web site at: www.lanvision.com
                       -----------------

                                                                COMPANY CONTACT:
                                                             PAUL W. BRIDGE, JR.
                                                         CHIEF FINANCIAL OFFICER
                                                                  (513) 794-7100


FOR IMMEDIATE RELEASE
---------------------


LANVISION SYSTEMS, INC. REPORTS FIRST QUARTER 2004 RESULTS
----------------------------------------------------------

Cincinnati, Ohio, May 24, 2004 --- LanVision Systems, Inc. (Nasdaq: LANV) today announced the operating results for the first quarter ended April 30, 2004.

Revenues for the first quarter ended April 30, 2004 were $2.64 million, which was approximately the same as the first quarter of last year. A decline in systems sales over the prior comparable quarter was offset by a 48% increase in ASPeN(SM) application-hosting revenues and a 10% increase services maintenance and support revenues of $205,000 and $152,000, respectively. The operating loss for the first quarter improved by 83% to $42,000, compared with an operating loss of $248,000 in the first quarter of last year. The net loss for the first quarter improved by 38% to $421,000, or $0.05 per basic and diluted share, when compared with a net loss of $675,800, or $0.07 per basic and diluted share in the first quarter of last year. Both the operating results and net loss were in line with management's expectations.

J. Brian Patsy, president and chief executive officer, stated, "Traditionally, our annual revenues are back-end loaded and our first quarter is the most challenging of the year. We believe fiscal 2004 will follow this same historical pattern. Although first quarter's revenues were affected by delays in signing anticipated new perpetual license contracts, we continue to anticipate annual revenue growth with increasing operating margins from our very profitable ASPeN application-hosting services. In addition, demand for Medical Record Workflow technologies and healthcare information access systems is growing and our strategic distribution partners are providing an increasing number of sales leads and opportunities."

"During our first quarter", Mr. Patsy continued, "we successfully implemented and put into production our accessANYware(TM) suite of medical record and patient financial services workflows at Pattie A. Clay Regional Medical Center via our remote ASPeN hosting center. Now that we have a very satisfied, showcase hospital in the small to medium-sized segment of the healthcare market, we intend to aggressively promote our success to take advantage of what we believe are substantial opportunities to provide affordable workflow and document management application hosting services to similarly sized healthcare organizations. In addition, during our first quarter we also completed implementation and put into production our codingANYware(TM) solution at a federal government military facility. We are excited about the market potential to expand our services throughout other federal government facilities via our remote ASPeN hosting center."

Mr. Patsy concluded, "We continue to closely monitor our expenses, which has enabled us to maintain our services, maintenance and support gross margin in the 60% range and enabled us to almost double our application-hosting margin contribution to $416,000 or a 66% gross margin, when compared to the prior comparable period. The addition of new application-hosting clients generate increasing margins as new clients do not require corresponding increases in operating expenses as the current system is capable of handling additional volume without major increases in capital assets. Finally, over the last 12 months, we have reduced our long-term debt by $2,000,000, and made a discretionary $1,500,000 payment on the deferred interest in the first quarter of the current year. We continue our efforts to improve both our profitability and our balance sheet. Our cash balance of $4,511,000 is only $610,000 less than a year ago notwithstanding that our debt has been significantly reduced during that period. We anticipate refinancing in the range of $3,000,000 of accrued and unpaid interest on our long term debt on schedule in July 2004, at a significantly lower interest rate than the current debt."

CONFERENCE CALL INFORMATION

The first quarter conference call will be held at 10:00 a.m. Eastern Time, on Tuesday May 25, 2004. The call will feature remarks from J. Brian Patsy, President and Chief Executive Officer, and Paul W. Bridge, Jr., Chief Financial Officer.

To access the call, dial 703-464-5641 approximately five minutes prior to the start of the call. To access the call via the webcast, go to www.lanvision.com before the call is scheduled to begin. The webcast will also be available on our web site for the 90 days.

ABOUT LANVISION SYSTEMS

LanVision is a healthcare information technology company focused on digitally streamlining healthcare by providing solutions that improve document-centric information flows while complementing and enhancing existing transaction-centric healthcare information systems. The Company's workflow and document management solutions bridge the gap between current, inefficient paper-based processes and transaction-based healthcare information systems by 1) electronically capturing document-centric information from disparate sources, 2) electronically directing that information through vital business processes, and 3) providing access to the information for authenticated users (such as physicians, nurses, administrative and financial personnel and payers) across the continuum of care.

The company's workflow-based products and services offer unique solutions to specific healthcare business processes within the Medical Record life cycle and the revenue cycle, such as remote coding, abstracting and chart completion, remote physician order processing, pre-admission registration scanning, insurance verification, denial management, secondary billing services, explanation of benefits processing and release of information processing.

LanVision's products and services also create an integrated document-centric repository of historical health information that is complementary and can be seamlessly "bolted on" to existing transaction-centric clinical, financial and management information systems, allowing healthcare providers to aggressively move toward fully Electronic Medical Record processes while improving service levels and convenience for all stakeholders. These integrated systems allow providers and administrators to dramatically improve the availability of patient information while decreasing direct costs associated with document retrieval, work-in-process, chart completion, document retention and archiving.

LanVision's systems can be provided on a subscription basis via remote hosting services or installed locally. LanVision provides ASPeN, ASP-based remote hosting services to The University Hospital, a member of The Health Alliance of Greater Cincinnati, M. D. Anderson Cancer Center and Children's Medical Center of Columbus, Ohio among others. In addition, LanVision has installed its workflow and document management solutions at leading healthcare providers including Stanford Hospital and Clinics, the Albert Einstein Healthcare Network, ProMedica Health System, Inc., the University of Pittsburgh Medical Center, Medical University Hospital Authority of South Carolina, and Memorial Sloan-Kettering Cancer Center.

For additional information on LanVision, please visit our website at www.lanvision.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

STATEMENTS MADE BY LANVISION THAT ARE NOT HISTORICAL FACTS ARE FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES. THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE REFLECTED IN THE FORWARD-LOOKING STATEMENTS, INCLUDED HEREIN. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING, PRODUCT DEMAND AND MARKET ACCEPTANCE, NEW PRODUCT DEVELOPMENT, KEY STRATEGIC ALLIANCES WITH VENDORS THAT RESELL LANVISION PRODUCTS, THE ABILITY OF THE COMPANY TO CONTROL COSTS, AVAILABILITY OF PRODUCTS PRODUCED FROM THIRD PARTY VENDORS, THE HEALTHCARE REGULATORY ENVIRONMENT, HEALTHCARE INFORMATION SYSTEMS BUDGETS, AVAILABILITY OF HEALTHCARE INFORMATION SYSTEMS TRAINED PERSONNEL FOR IMPLEMENTATION OF NEW SYSTEMS, AS WELL AS MAINTENANCE OF LEGACY SYSTEMS, FLUCTUATIONS IN OPERATING RESULTS AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE LANVISION SYSTEMS, INC. FILINGS WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH REFLECT MANAGEMENT'S ANALYSIS ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY RELEASE THE RESULTS OF ANY REVISION TO

THESE FORWARD-LOOKING STATEMENTS, WHICH MAY BE MADE TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

(C)2004 LanVision Systems, Inc., Cincinnati, OH 45242. All rights reserved.

                                  TABLES FOLLOW

                     LANVISION SYSTEMS, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                   UNAUDITED                           Three Months Ended
                                                            April 30,
                                                  -----------------------------
                                                     2004              2003
                                                     ----              ----

Revenues:
   Systems sales                                  $   286,883       $   622,496
   Services, maintenance and support                1,721,658         1,569,244
   Application-hosting services                       633,014           428,242
                                                  -----------       -----------
      Total revenues                                2,641,555         2,619,982

Operating expenses:
   Cost of systems sales                              358,912           462,463
   Cost of services, maintenance and support          680,245           662,877
   Cost of application-hosting services               216,648           215,368
   Selling, general and administrative                913,468           944,198
   Product research and development                   513,999           583,093
                                                  -----------       -----------
      Total operating expenses                      2,683,272         2,867,999
                                                  -----------       -----------
  Operating (loss)                                    (41,717)         (248,017)

Other income (expense):
   Interest income                                     24,102            19,034
   Interest (expense)                                (403,449)         (446,809)
                                                  -----------       -----------
(Loss) before income taxes                           (421,064)         (675,792)
   Income tax provision (benefit)                        -                 -
                                                  ===========       ===========
Net (loss)                                        $  (421,064)      $  (675,792)
                                                  ===========       ===========

Basic net (loss) per common share                 $     (0.05)      $     (0.07)
                                                  ===========       ===========
Diluted net (loss) per common share               $     (0.05)      $     (0.07)
                                                  ===========       ===========

Number of shares used in basic
per common share computation                        9,035,897         8,964,449
                                                  ===========       ===========

Number of shares used in diluted
per common share computation                        9,035,897         8,964,449
                                                  ===========       ===========

                     LANVISION SYSTEMS, INC. AND SUBSIDIARY
                      CONDENSED CONSOLIDATED BALANCE SHEETS


                                     UNAUDITED                                            April 30,
                                                                             ----------------------------------
                                      Assets                                      2004                 2003
                                      ------                                      ----                 ----
Current assets:
   Cash and cash equivalents (restricted by long-term debt agreement)        $  4,511,161         $  5,121,274
   Accounts receivable, net of allowance for doubtful accounts
      of $400,000, respectively                                                 1,864,025            1,562,504
   Unbilled receivables                                                         1,821,384            3,408,451
   Other                                                                          351,913              330,689
                                                                             ------------         ------------
      Total current assets                                                      8,548,483           10,422,918

Property and equipment:
   Computer equipment                                                           2,623,435            2,371,688
   Computer software                                                              866,430              760,827
   Office furniture, fixtures and equipment                                     1,167,497            1,154,795
   Leasehold improvements                                                         157,492              157,227
                                                                             ------------         ------------
                                                                                4,814,854            4,444,537
  Accumulated depreciation and amortization                                    (3,803,357)          (3,280,316)
                                                                             ------------         ------------
                                                                                1,011,497            1,164,221

Capitalized software development costs,  net of accumulated
    amortization of $2,758,478 and $2,225,228, respectively                     1,781,451            1,464,701
Installment receivables                                                              --                433,339
Other, including deferred federal tax assets                                      624,300               48,598
                                                                             ------------         ------------
                                                                             $ 11,965,731         $ 13,533,777
                                                                             ============         ============

         Liabilities and stockholders' equity

Current liabilities:
   Accounts payable                                                          $    241,522         $    550,475
   Accrued compensation                                                           230,752              239,936
   Accrued other expenses                                                         782,404            1,274,691
   Deferred revenues                                                            1,690,746            1,646,928
   Current portion of capitalized leases                                          223,890              209,498
   Current portion of long-term debt                                              500,000            2,000,000
   Long-term debt deferred interest                                             3,491,176                 --
                                                                             ------------         ------------
      Total current liabilities                                                 7,160,490            5,921,528

Non-current portion of capitalized leases                                         110,745              334,634
Long-term debt                                                                       --                500,000
Long-term debt deferred interest                                                     --              3,470,290

Stockholders' equity:
   Preferred stock, $0.01 par value per share,
     5,000,000 shares authorized, no shares issued                                   --                   --
   Common stock, $0.01 par value per share, 25,000,000 shares
     authorized, 9,060,233 and 8,977,670 shares issued, respectively               90,602               89,777
   Capital in excess of par value                                              34,964,286           34,851,833
   Accumulated (deficit)                                                      (30,360,392)         (31,634,285)
                                                                             ------------         ------------
      Total stockholders' equity                                                4,694,496            3,307,325
                                                                             ------------         ------------
                                                                             $ 11,965,731         $ 13,533,777
                                                                             ============         ============




                                      # # #